                        NOTICE OF GUARANTEED DELIVERY
                                     FOR
                       TENDER OF SHARES OF COMMON STOCK
                                      OF
                             MAGMA POWER COMPANY

   As set forth in Section 4 of the Offer to Purchase, dated December 9, 1994 (the "Offer to Purchase"), this Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $0.10 per share (the "Shares"), of Magma Power Company, a Nevada corporation (the "Company"), are not immediately available or time will not permit all required documents to reach IBJ Schroder Bank & Trust Company (the "Depositary") on or prior to the Expiration Date (as defined in the Offer to Purchase), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by telegram, facsimile transmission or mail to the Depositary.

                       The Depositary for the Offer is:

                      IBJ SCHRODER BANK & TRUST COMPANY
                              Telephone Number:
                                (212) 858-2103

              By Mail:                         Facsimile Number:             By Hand or Overnight Delivery:
             P.O. Box 84                        (212) 858-2611                      One State Street
        Bowling Green Station           Attn: Reorganization Operations         New York, New York 10004
   New York, New York 10274-0084                  Department                 Attn: Reorganization Operations
  Attn: Reorganization Operations                                                      Department
             Department
                                        Confirm Facsimile by Telephone:
                                                (212) 858-2103

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto (see Instructions 1 and 5 of the Letter of Transmittal), such signature guarantee must appear on the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

   The undersigned hereby tenders to CE Acquisition Company, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase.

Number of Shares:                                                                     Dated:
- --------------------------------------------                                          ---------------------------------------

Certificate No(s). (if available):                                                    Name(s) of Record Holder(s):
- ---------------------------------------------                                         ---------------------------------------
- ---------------------------------------------                                         ---------------------------------------
- ---------------------------------------------                                         Address(es):
                                                                                      ---------------------------------------
If Shares will be tendered by book-                                                   ---------------------------------------
entry transfer, check one box:                                                        Area Code and Telephone Number(s):
 [ ] The Depository Trust Company                                                     ---------------------------------------
 [ ] Midwest Securities Trust Company
                                                                                      Signature(s):
                                                                                      ---------------------------------------
 [ ] Philadelphia Depository Trust Company
Account Number:                                                                       ---------------------------------------
 --------------------------------------------
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                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, hereby (a) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934 and (b) guarantees to deliver to the Depositary, at one of its addresses set forth above, the certificates representing all tendered Shares, in proper form for transfer, or confirmation of a book-entry transfer of such Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of book-entry delivery, and any other documents required by the Letter of Transmittal within six Nasdaq
National Market ("NNM") trading days after the date of execution of this Notice of Guaranteed Delivery.

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
Name of Firm:
- ----------------------                         -------------------------
                                                Authorized Signature
                                                Name:

Address:                                        -------------------------
- ----------------------                          Please type or print

- -----------------------                         Date:
               Zip Code                         -------------------------

Area Code and
Telephone Number:

- ----------------------


NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.